EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Energy Holdings International, Inc. (the "Company") on Form 10-K for the year ended June 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Adair, Chairman of the Board and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

Date: October 15, 2013	/s/ John Adair
Chairman of the Board and Principal Executive Officer